[GRAPHIC]

June 10, 1996

VIA FACSIMILE AND FEDERAL EXPRESS
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Investor Resource Services, Inc. ("IRS")
Universal Solutions, Inc. ("USI")
 Attn:  Dick Fixaris
7457 Aloma Ave. Suite 302
Winter Park, FL  32792

Re:  Option Agreements

Dear Dick:

Reference is made to the two Option Agreements both dated as of June 2, 1995, between ILX Incorporated and IRS and between ILX Incorporated and USI respectively. This letter, when executed by all parties, shall serve to modify both Option Agreements so that Section 2 of each is amended and restated as follows:

                  2. Term. The term of this Option (the "Option Term") shall commence upon the date hereof and shall terminate 90 days after the effective date of any registration under Section 7(b) of the Consulting Agreement or June 1, 1997, whichever is earlier. Any Notice that is given by Optionee to the Company during the Option Term shall be valid notwithstanding that the delivery of the Option Shares purchased may take place after the expiration of the Option Term.

In consideration for such extension, IRS and USI (collectively) hereby elect to exercise the Options with respect to 100,000 shares of Common Stock and shall tender the purchase funds therefor on or before June 14, 1996. Simultaneously with the tender of your cashier's check(s) (see below), you will indicate the breakdown of said exercise between IRS and USI.

Please indicate the acceptance and agreement as to the above by having the original of this letter appropriately executed and returned, along with a cashier's check(s) in the amount of $125,000, to me via overnight express. If you have any questions, please don't hesitate to contact me.

Very truly yours,

/s/ Samuel L. Ciatu
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Samuel L. Ciatu
Senior Vice President
and General Counsel

Accepted And Agreed To:
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INVESTOR RESOURCE SERVICES, INC.

         By: /s/ Daniel D. Starczewski
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         Title:
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UNIVERSAL SOLUTIONS, INC.

         By: /s/ Chuck S. Arnold
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         Title:
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